{JK01583961.1 } NGS -- Form of PSU Agreement with Dividend Equivalents (Final)1 NATURAL GAS SERVICES GROUP, INC. Form of Performance Share Unit Agreement This Performance Share Unit Agreement (this “Agreement”) is made and entered into as of [●], by and between Natural Gas Services Group, Inc., a Colorado corporation (the “Company”) and [●], an individual who is an employee of the Company (the “Participant”) relating to an award made on [●] (the “Grant Date”) by the Compensation Committee of the Company (the “Committee”). WHEREAS, the Company has adopted the 2019 Equity Incentive Plan (the “Plan”) pursuant to which Performance Share Units may be granted; WHEREAS, capitalized terms that are used but not defined herein shall have the meaning ascribed to them in the Plan; and WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of Performance Share Units provided for herein. NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows: 1. Grant of Performance Share Units. Pursuant to Section 7.3 of the Plan, the Company hereby grants the Participant an Award to receive such number of Performance Share Units identified on Exhibit 1 as the “Target Award” (the “Target Award”). Each Performance Share Unit (”PSU”) represents the right to receive one share of Common Stock (the “Share”), subject to the terms and conditions set forth in this Agreement and the Plan. The number of PSUs that the Participant actually earns for the Performance Period (up the amount of the “Maximum Award” set forth on Exhibit 1) will be determined by the level of achievement of the Performance Goals in accordance with Exhibit 1 attached hereto. 2. Performance Period. For purposes of this Agreement, the term “Performance Period” shall be the period set forth on Exhibit 1. 3. Performance Goals. The number of PSUs earned by the Participant for the Performance Period will be determined at the end of the Performance Period based on the level of achievement of the performance goals in accordance with Exhibit 1 (the “Performance Goals”). All determinations of whether Performance Goals have been achieved, the number of PSUs earned by the Participant, and all other matters related to this Agreement shall be made by the Committee in its sole discretion. 4. Vesting of PSUs. The PSUs are subject to forfeiture until they vest. The PSUs shall vest only if and to the extent (a) the Committee determines that the Performance Goals have been met for the Performance Period set forth above and (b) subject to the exceptions set forth in Sections 5 and 6, the Participant has remained in Continuous Service from the Grant Date through the last Exhibit 10.14

2 day of the Performance Period. As soon as commercially practicable following completion of the Performance Period (and no later than 60 days following the end of the Performance Period) (the “Determination Date”), the Committee will review and certify in writing (a) whether, and to what extent, the Performance Goals for the Performance Period have been achieved, and (b) the number of PSUs that the Participant shall earn, if any, subject to compliance with the requirements of Section 4. Such certification shall be final, conclusive and binding on the Participant, and on all other persons, to the maximum extent permitted by law. Any fractional vested PSU shall be rounded to the nearest whole PSU. 5. Termination of Continuous Service. 5.1 If the Participant’s Continuous Service terminates as a result of a termination by the Company or an Affiliate for Cause or a termination by the Participant without Good Reason at any time before all of his or her PSUs have vested, then 100% of the Participant’s unvested PSUs shall be automatically forfeited upon such termination of Continuous Service and neither the Company nor any Affiliate shall have any further obligations to the Participant under this Agreement. 5.2 Notwithstanding the Performance Goals and Section 4, if the Participant’s Continuous Service terminates as a result of the Participant’s death or Disability prior to the vesting of the PSUs in accordance with Section 4, then the Participant (or his or her Estate, as applicable) will be entitled to receive on the Settlement Date (as defined below) 100% of the Target PSUs. 5.3 Notwithstanding the Performance Goals and Section 4, if the Participant’s Continuous Service terminates as a result of a termination by the Company or an Affiliate without Cause or a termination by the Participant for Good Reason prior to the vesting of the PSUs in accordance with Section 4, then the Participant will be entitled to receive a pro rata number of PSUs based on the Target Award that would otherwise have vested at the end of the Performance Period. For the purposes of this Section 5.3, the pro rata number of PSUs that vest equals the product obtained by multiplying the total number of PSUs awarded pursuant to this Agreement by a fraction, the numerator of which equals the number of days that the Participant was employed during the Performance Period and the denominator of which equals the total number of days in the Performance Period. Notwithstanding Section 7, the Participant shall be entitled to receive such pro rata number of PSUs as soon as commercially practicable following the effective date of such termination, except in no event later than March 15th of the calendar year following the calendar year in which the PSUs vest in accordance with this Section 5.3. 5.4 Notwithstanding anything to the contrary in this Agreement, to the extent the Participant is subject to a written employment agreement and the terms of such employment agreement differ from the terms set forth in this Agreement, the terms of the written employment agreement shall control. 6. Effect of a Change in Control. The foregoing vesting terms notwithstanding, all PSUs shall vest upon the occurrence of a Change in Control to the extent that PSUs would otherwise have vested in accordance with Section 3 under the assumption that the end of the Performance Period is the date of the closing of such Change in Control; provided, however that the minimum

3 number of PSUs that shall vest will be not less than the Target Award. 7. Settlement of PSUs. Subject to the terms and conditions of this Agreement, as soon as commercially practicable following the Determination Date, except in no event later than March 15th of the calendar year following the calendar year in which the PSUs vest in accordance with Section 4 (which payment schedule is intended to comply with the “short-term deferral” exemption from the application of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)), the Participant shall be entitled to receive a number of Shares equal to the number of earned PSUs, subject to all applicable taxes and withholdings (the “Settlement Date”); provided, however, that at any time prior to the Settlement Date, the Committee, if it determines that there is not a sufficient number of shares of Common Stock available for issuance under the Plan to settle the full amount of earned PSUs in shares or for other reasons in its reasonable discretion, may by notice to the Employee, elect to settle up to 100% of the value of the earned PSUs in cash. On the Settlement Date, the Company shall deliver to the Participant either (i) one Share for each earned PSU determined in accordance with Section 3 above and subject to applicable taxes and withholdings in accordance with Section 12 and enter the Participant’s name as a shareholder of record with respect to such Shares on the books of the Company or the Company’s designated representative, or (ii) if an election is made by the Committee as set forth above, pay to the Employee a combination of cash and shares of Common Stock in proportion to the election made by the Committee, as the case may be, with the value of the cash based on the Fair Market Value of a share of Common Stock on the Settlement Date. Any fractional Shares shall be rounded up to the nearest share on the Settlement Date. Any Shares issued pursuant to this Section 7 will be issued in a book-entry account in the name of the Participant with the Company’s transfer agent. Upon such settlement, the PSUs subject to the Award under this Agreement shall cease to exist or be credited to any account of Participant. 8. Transferability. Subject to any exceptions set forth in this Agreement or the Plan, the PSUs or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant, except by will or the laws of descent and distribution, and upon any such transfer by will or the laws of descent and distribution, the transferee shall hold such PSUs subject to all of the terms and conditions that were applicable to the Participant immediately prior to such transfer. 9. Rights as Shareholder; Dividend Equivalents. 9.1 Except as otherwise provided herein, the Participant shall not have any rights of a shareholder with respect to the shares of Common Stock underlying the PSUs (including without limitation voting rights) unless and until the PSUs vest and are settled by the issuance of such shares of Common Stock. 9.2 If the Company declares and pays (or sets a record date) with respect to an ordinary cash dividend on shares of Common Stock prior to the Determination Date, the outstanding PSUs shall be credited with additional PSUs (determined by dividing the aggregate dividend amount that would have been paid with respect to the Target Award of outstanding PSUs if they had been actual shares of Common Stock by the Fair Market Value of a share of Common Stock on the dividend payment date), which additional PSUs shall vest and be settled

4 concurrently with the underlying PSUs and be treated as PSUs for all purposes of this Agreement. For the avoidance of doubt, if the number of PSUs under this Agreement is prorated, the right to receive additional PSUs in respect of dividends shall also be correspondingly prorated. 9.3 Upon and following the settlement of the PSUs, Participant shall be the record owner of the shares of Common Stock issued upon settlement, unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights and dividends). 10. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as a Participant, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause. 11. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the PSUs shall be adjusted or terminated in any manner as contemplated by Section 11 of the Plan. 12. Tax Liability and Withholding. 12.1 The Participant shall be required to pay to the Company, and the Company shall have the right to deduct and/or withhold from any compensation paid to the Participant pursuant to the Plan, an applicable employment agreement or any other employment arrangement with the Participant, the amount of any required withholding taxes in respect of the PSUs upon the occurrence of an event triggering the requirement, whether upon its grant, vesting, settlement, and/or otherwise, and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may, in its sole discretion and subject to compliance with all applicable laws, permit the Participant to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means: (a) tendering a cash payment to the Company; (b) authorizing the Company to withhold shares of Common Stock from the Shares of Common Stock otherwise issuable or deliverable to the Participant as a result of the vesting of the PSUs; provided, however, that no Shares shall be withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered Shares of Common Stock. 12.2 Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (”Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the

5 Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the PSUs or the subsequent sale of any shares, (b) does not commit to structure the PSUs to reduce or eliminate the Participant’s liability for Tax-Related Items, and (c) the Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages or expenses related to inadequate withholding. 13. Compliance with Law. The issuance and transfer of shares of Common Stock in connection with the PSUs shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed, including the Company’s Clawback Policy. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. 14. Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Chief Financial Officer of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time. 15. Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Colorado without regard to conflict of law principles. 16. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company. 17. PSUs Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 18. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the PSUs may be transferred by will or the laws of descent or distribution. 19. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law. 20. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled

6 or terminated by the Company at any time, in its discretion. The grant of the PSUs in this Agreement does not create any contractual right or other right to receive any PSUs or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company. 21. Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the PSUs, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent. 22. Section 409A. It is the intention of the Company and the Participant that the payments, benefits and rights to which the Participant could be entitled pursuant to this Agreement comply with or be exempt from Section 409A of the Code and the treasury regulations promulgated thereunder (together “Section 409A”) (to the extent that the requirements of Section 409A are applicable thereto), after application of all available exemptions (including without limitation the short-term deferral rule or specified payment date rule of Section 409A). The provisions of this Agreement shall be construed in a manner consistent with that intention. If any provision of this Agreement contravenes Section 409A, or would cause the Participant to incur any additional tax, interest or penalty under Section 409A, the Company and the Participant agree in good faith to reform this Agreement to comply with Section 409A, or to take such other actions as the Company and the Participant deem necessary or appropriate, to maintain, to the maximum extent practicable, without violating the provisions of Section 409A, the original intent and economic benefit to the Participant and the Company of the applicable provision; provided that the Company shall have no obligation to make any changes that could create any additional economic cost or loss of benefit to the Company. Any provision required for compliance with Section 409A that is omitted from this Agreement shall be incorporated herein by reference and shall apply retroactively, if necessary, and be deemed a part of this Agreement to the same extent as though expressly set forth herein. Notwithstanding anything to the contrary, the Company makes no representation with respect to the tax treatment of the payments and/or benefits provided under this Agreement, and in no event will Company be liable for, pay or reimburse any additional tax, interest or penalties that may be imposed on the Participant under Section 409A. In the event that the Participant is deemed to be a “specified employee” within the meaning of that term under Section 409A, the Company is authorized to delay any payments otherwise required hereunder following termination of employment until the first business day after the end of the six (6) month period following termination of employment, to the extent that such delay is necessary in order to comply with the requirements of Section 409A. If required to comply with Section 409A (but only to the extent so required), a termination of employment shall not be deemed to have occurred for purposes of this Agreement providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A (excluding death) and, for purposes of any provision of this Agreement, references to “termination of employment,” “separation from employment,” “termination,” or like terms shall mean such “separation from service” (excluding death). 23. No Impact on Other Benefits. The value of the Participant’s PSUs is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar Participant benefit.

7 24. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. 25. Acceptance. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the PSUs subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon the vesting or settlement of the PSUs or disposition of the underlying shares and that the Participant has been advised to consult a tax advisor prior to such vesting, settlement or disposition. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. Natural Gas Services Group, Inc. By: _____________________ Name: Title: [EXECUTIVE NAME] By: _____________________

8 TEMPLATE EXHIBIT 1 PERFORMANCE GOALS Executive: _________ Target Award. The Target Award is [ENTER #] Performance Share Units. Maximum Award. The Maximum Award is [ENTER #] Performance Share Units. Performance Period. The Performance Period is the period commencing _____________ (the “Commencement Date”) and ending _______________ (the “Evaluation Date”) [Generally 3 years]. In calculating TSR, the share values will be the average (mean) closing price for all trading days during the 30 calendar days preceding the Commencement Date and the Evaluation Date, respectively. Vesting of Performance Share Units. The number of PSUs earned shall be determined by the Company’s Relative Total Shareholder Return or “RTSR” (defined below) as determined in accordance with this Exhibit. The Company’s RTSR is determined by calculating the Company’s Total Shareholder Return or “TSR” (defined below) as of the end of the Performance Period and ranking this TSR relative to that of all members of the peer group set forth below (each a “Peer Company” and as a group, the “Peer Group”), at the end of the Performance Period. Based on such ranking, and subject to any other conditions set forth in the Agreement, the Plan, this Exhibit or any other exhibits or schedules, the number of PSUs vesting at the end of the Performance Period shall be determined by the Company’s percentile rank and multiplier in accordance with the Vesting Table set forth below. Definitions. Capitalized terms not defined in the Agreement or the Plan are as defined in this Exhibit, including any schedule attached hereto. • “Total Shareholder Return” or “TSR” for the Company or a Peer Company is (1) the sum of (a) the cumulative amount of the dividends of the Company or the Peer Company, as applicable, for the applicable period assuming same-day reinvestment into the corporation’s common stock on the ex-dividend date and (b) the share price of such corporation at the end of the applicable period minus the share price at the beginning of the applicable period, by (2) the share price at the beginning of the applicable period. • “Relative Total Shareholder Return” or “RTSR” is the relative ranking of the Company’s TSR when compared to members of the Peer Group.

9 VESTING TABLE Below for Illustration only [Number of companies in Performance Peer Group and payout levels to be determined by Compensation Committee] Relative TSR Performance Rank Percentile Ranking Award Payout Payout vs Target 1 100% Maximum 200% 2 90% 180% 3 80% 160% 4 70% Stretch 140% 5 60% 120% 6 50% Target 100% 7 40% 75% 8 30% Threshold 50% 9 20% 0% 10 10% 0% 11 0% 0% Absolute TSR Qualifier: Notwithstanding the forgoing, if the Company’s TSR at the end of the Performance Period is less than zero, the maximum participant may earn is Target.

10 PEER COMPANIES AND PEER GROUP 1. Peer Company 2. Peer Company 3. Peer Company 4. Peer Company 5. Peer Company 6. Peer Company 7. Peer Company 8. Peer Company 9. Peer Company 10. Peer Company 11. Peer Company For purposes of determining RTSR ranking, (i) the performance of a Peer Company will not be included in the Peer Group if the company is not publicly traded (i.e., has no ticker symbol) at the end of the Performance Period; (ii) the performance of any company in the Peer Group that becomes bankrupt during the Performance Period will be included as a bottom performer in the calculation of Peer Group performance even if it has no ticker symbol at the end of the measurement period; and (iii) the performance of the surviving entities will be used in the event there is a combination of any of the Peer Group companies during the measurement period. To be determined by Compensation Committee